QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-66962 and No. 333-87144) of HPL Technologies, Inc. of our report dated November 4, 2002 relating to the financial statements, which appears in this Form 10-K/A.

PricewaterhouseCoopers LLP

San Jose, California
November 8, 2002

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS